ALPS ETF TRUST

Alerian MLP ETF (NYSE ARCA: AMLP)

(the “Fund”)

SUPPLEMENT DATED JUNE 22, 2022 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”),
EACH DATED MARCH 31, 2022, AS SUPPLEMENTED

Effective July 1, 2022, the breakpoints to the Fund’s unitary management fee will change. Therefore, the disclosures contained in the Prospectus and SAI are modified as follows:.

Prospectus

The second paragraph and table under the section entitled “INVESTMENT ADVISORY SERVICES – Investment Adviser” of the Fund’s Prospectus is hereby deleted and replaced with the following information:

Pursuant to each Advisory Agreement, the Alerian MLP ETF pays the Adviser a unitary fee of 0.85% and the Alerian Energy Infrastructure ETF pays the Adviser a unitary fee of 0.35% for the services and facilities it provides payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets. Fees are subject to the following breakpoints:

Fund	Advisory Fee
Alerian MLP ETF	Average net assets up to and including $7 billion	0.85%
	Average net assets greater than $7 billion up to and including $8.5 billion	0.825%
	Average net assets greater than $8.5 billion up to and including $10.5 billion	0.80%
	Average net assets greater than $10.5 billion up to and including $12.5 billion	0.75%
	Average net assets greater than $12.5 billion up to and including $14.5 billion	0.70%
	Average net assets greater than $14.5 billion up to and including $16.5 billion	0.65%
	Average net assets greater than $16.5 billion up to and including $18.5 billion	0.60%
	Average net assets greater than $18.5 billion up to and including $20.5 billion	0.55%
	Average net assets greater than $20.5 billion up to and including $22.5 billion	0.50%
	Average net assets greater than $22.5 billion up to and including $25 billion	0.45%
	Average net assets greater than $25 billion	0.40%
Alerian Energy Infrastructure ETF		0.35%

SAI

The information with respect to the Fund in the chart under the section entitled “Investment Advisory Agreement” of the Fund’s SAI is hereby deleted and replaced with the following information:

Fund	Advisory Fee
Alerian MLP ETF**	0.85%

**	With respect to the Alerian MLP ETF, the advisory fee rate as a percentage of net assets is subject to the following breakpoints: (i) 85 basis points (0.85%) for average net assets up to and including $7 billion, (ii) 82.5 basis points (0.825%) for average net assets greater than $7 billion up to and including $8.5 billion, (iii) 80 basis points (0.80%) for average net assets greater than $8.5 billion up to and including $10.5 billion, (iv) 75 basis points (0.75%) for average net assets greater than $10.5 billion up to and including $12.5 billion, (v) 70 basis points (0.70%) for average net assets greater than $12.5 billion up to and including $14.5 billion, (vi) 65 basis points (0.65%) for average net assets greater than $14.5 billion up to and including $16.5 billion, (vii) 60 basis points (0.60%) for average net assets greater than $16.5 billion up to and including $18.5 billion, (viii) 55 basis points (0.55%) for average net assets greater than $18.5 billion up to and including $20.5 billion, (ix) 50 basis points (0.50%) for average net assets greater than $20.5 billion up to and including $22.5 billion, (x) 45 basis points (0.45%) for average net assets greater than $22.5 billion up to and including $25.0 billion, and (xi) 40 basis points (0.40%) for average net assets greater than $25 billion.

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